Investment Income (Tables)	12 Months Ended
Jun. 30, 2024
Analysis of income and expense [abstract]
Disclosure of Investment income

	SA Rand
Figures in million	2024	2023	2022
Interest income from financial assets at amortised cost (a)	690	425	276
Dividend income	15	19	24
Net gain on financial instruments (b)	104	219	52
Total investment income	809	663	352

(a)    Interest income increased during 2024 mainly due to highly favourable balances of restricted cash and investments as well as cash on hand and call, as well as higher interest rates on these balances.

(b)    The net gain primarily relates to the environmental trust funds (refer to note 15) and the ARM BBEE Trust loan (refer to note 16). In 2024, fair value gains on the equity-linked deposits that form part of restricted investments decreased by R89 million mainly due to the performance of the JSE Top 40 index to which they are linked.